UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 7, 2014

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

641 Lynnhaven Parkway, Virginia Beach, VA 23452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

Hampton Roads Bankshares, Inc. (the “Company”), the holding company for The Bank of Hampton Roads and Shore Bank, issued a press release today regarding financial results for the second quarter of 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Use of Non-GAAP Financial Measures.

Certain measures provided in the press release attached as Exhibit 99.1 may be deemed to be non-GAAP financial measures.  Tangible common equity to tangible assets ratio is not a measure recognized under U.S. generally accepted accounting principles (“GAAP”) and, therefore, is considered a non-GAAP financial measure.  The most comparable GAAP measure is the ratio of total common shareholders’ equity to total assets.

Management uses this non-GAAP financial measure to assess the strength of the Company’s capital position.  The Company believes that this non-GAAP financial measure provides meaningful additional information about the Company to assist investors in evaluating the Company’s financial strength and capitalization.  The tangible common equity to tangible assets ratio is used by management and investment analysts to assess the strength of the Company’s capital position absent the effects of intangible assets.  Management, banking regulators and many stock analysts use the tangible common equity ratio in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of intangible assets.

Below is a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP.

Non-GAAP Measurement
(From Press Release)
June 30, 2014
	As of	As of	As of
(dollars in thousands)	June 30, 2014	March 30, 2014	June 30, 2013

Total assets	$1,975,446	$1,945,612	$2,008,938
Less: intangible assets	1,139	1,288	1,741
Tangible assets	$1,974,307	$1,944,324	$2,007,197

Total shareholders’ equity *	$194,286	$189,614	$178,811
Less: intangible assets	1,139	1,288	1,741
Common shareholders’ equity - tangible *	$193,147	$188,326	$177,070

Tangible common equity to tangible assets *	9.78%	9.69%	8.82%

Total common shareholders’ equity to total assets *	9.84%	9.75%	8.90%

* Equity amounts exclude non-controlling interest

Item 7.01.      Regulation FD Disclosure.

As noted in Item 2.02, the Company issued a press release regarding its financial results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 2.02 above and this Item 7.01, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission (the “SEC”).  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.       Financial Statements and Exhibits.

Ex. 99.1           Press Release, dated August 7, 2014,  announcing Hampton Roads Bankshares, Inc.’s  second quarter 2014 financial results.

Caution About Forward-Looking Statements.

Certain statements made herein and in the attached earnings press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements about future trends,  benefits, opportunities and strategies.  Although the Company believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014,  and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/.
Hampton Roads Bankshares, Inc.

Date: August 7, 2014	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated August 7, 2014, announcing Hampton Roads Bankshares, Inc.’s second quarter 2014 financial results.